UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2019

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 W. Jericho Turnpike, Suite A Smithtown, New York	11787
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IGMB	OTCMKTS
Preferred Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 1.01 Entry into a Material Definitive Agreement

On June 24, 2019 iGambit Inc. (the ‘Company” OR “IGI”), entered into a Letter of Intent (the “LOI”) with Clinigence Holdings Inc, (“Clinigence”) a healthcare information technology company that provides cloud-based platforms that enable healthcare organizations to shift to value-based care reimbursements and to provide population health management

Pursuant to the LOI, iGambit, subject to certain conditions therein, shall issue newly-issued shares of common stock, on a fully-diluted pro rata basis, to the equityholders of Clinigence in exchange for 100% of the outstanding equity securities of Clinigence by means of a reverse triangular merger in which a newly formed wholly owned subsidiary of iGambit shall merge with and into Clinigence, with Clinigence continuing as the surviving corporation (the “Merger”). If the closing of the Merger occurs (the “Closing”), the former Clinigence equity holders shall own 85% of iGambit’s issued and outstanding common stock and the former iGambit equity holders shall own 15% of iGambit’s issued and outstanding common stock, in each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of iGambit). To the extent necessary, iGambit shall increase the authorized number of shares to complete the issuance of shares set forth in the first sentence of this Section 1(c). In connection with the Merger, all outstanding indebtedness of iGambit shall be: (i) paid or discharged in full immediately prior to Closing, (ii) remain outstanding following the Closing, (iii) worked out with payment plans prior to Closing, and/or (iv) converted to common stock of iGambit prior to Closing, in each case, as mutually agreed to per the Definitive Agreements. Any repurchase rights applicable to shares of Clinigence common stock prior to the Merger shall remain in effect after the Closing, and shall become rights to repurchase the shares of iGambit common stock issued in exchange for such shares of Clinigence common stock.

Immediately prior to the consummation of the Merger (i) all issued and outstanding Series A Preferred Stock of iGambit shall be redeemed at $0.001 per share so that the only issued and outstanding equity securities of iGambit shall be common stock, (ii) any promissory notes shall be repaid or converted , and (iii) iGambit shall complete a to-be-mutually-determined reverse stock split such that the only issued and outstanding equity securities, including outstanding options and warrants, of iGambit shall be shares of common stock. iGambit shall provide an information statement to its securityholders with respect to the recapitalization actions set forth in the prior sentence at least 20 days prior to such actions becoming effective.

The description of the LOI set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the LOI, which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

The LOI has certain binding obligations and the transaction is subject to various conditions to closing, approval of the Company’s Board of Directors, approval of the Company’s shareholders, if required, and definitive documentation. There can be no assurance that the transactions contemplated by the LOI will be consummated. The LOI and this Current Report on Form 8-K do not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.

Concurrently with the execution and delivery of the LOI, Clinigence and iGambit entered into a six (6) month Promissory Note, pursuant to which Clinigence loaned to iGambit $393,092.28 solely to pay off the iGambit convertible notes set forth in Schedule A attached to the Promissory Note and any remainder thereof to be utilized as working capital.

The description of the Promissory Note set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.2.

On June 25, 2019 all of iGambit Inc’s outstanding short-term convertible notes were retired.

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ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 24, 2019, the Company incurred a direct obligation to repay $393,092.28 as described in Item 1.01 of this Current Report on Form 8-K.

ITEM 7.01 Regulation FD Disclosure

On June 26, 2019, the Company issued a press release announcing the LOI, as described in Item 1.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are filed as part of this Report:

10.1	Letter of Intent between iGambit Inc. and Clinigence Holdings Inc. Dated June 24, 2019.
10.2	Promissory Note between iGambit Inc. and Clinigence Holdings Inc. dated June 24, 2019
99.1	Press Release related to Announcement of Letter of Intent dated June 27, 2019.

Forward–Looking Statements

This report regarding the Company’s business and operations includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “intend” or “estimate” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. This disclosure highlights some of the important risks regarding the Company’s business. The primary risk attributable to the Company is its ability to attract fresh and continued capital to execute its comprehensive business strategy. There may be additional risks associated with the integration of businesses following an acquisition, concentration of revenue from one source, competitors with broader product lines and greater resources, emergence into new markets, the termination of any of the Company’s significant contracts or partnerships, the Company’s ability to comply with senior debt agreements, the Company’s inability to maintain working capital requirements to fund future operations, or the Company’s ability to attract and retain highly qualified management, technical and sales personnel, and the other factors identified by us from time to time in the Company’s filings with the SEC. However, the risks included should not be assumed to be the only things that could affect future performance. We may also be subject to disruptions, delays in collections, or facilities closures caused by potential or actual acts of terrorism or government security concerns.

All forward-looking statements included in this document are made as of the date hereof, based on information available to us as of the date thereof, and we assume no obligation to update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iGambit Inc.

Date: June 27, 2019	By :	/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer

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 Exhibit Index

Exhibit No.	Description
10.1	Letter of Intent between iGambit Inc. and Clinigence Holdings Inc. Dated June 24, 2019.
10.2	Promissory Note between iGambit Inc. and Clinigence Holdings Inc. dated June 24, 2019
99.1	Press Release related to Announcement of Letter of Intent dated June 27, 2019.

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